Venerable Insurance and Annuity Company
and the following variable annuity supported by its Separate Account B:

PREFERRED ADVANTAGE variable annuity

Prospectus and Notice Supplement Dated July 10, 2025

This supplement updates the most recent prospectus and Notice for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your copy of the prospectus and Notice for future reference.
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NOTICE OF AND IMPORTANT INFORMATION ABOUT THE INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Effective August 22, 2025, the Invesco Oppenheimer V.I. International Growth Fund will change its name to the Invesco V.I. International Growth Fund. Consequently, on that date all references in your most recent contract prospectus and Notice to the Invesco Oppenheimer V.I. International Growth Fund are hereby deleted and replaced with Invesco V.I. International Growth Fund.

NOTICE OF AND IMPORTANT INFORMATION ABOUT TWO UPCOMING FUND REORGANIZATIONS

1.
The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya Solution 2025 Portfolio.

On November 14, 2024, the Voya Solution 2025 Portfolio’s Board approved a proposal to reorganize the Voya Solution 2025 Portfolio (the “Merging Fund”) with and into the Voya Solution Income Portfolio (the Surviving Fund”)(the “Reorganization”). It is expected that the Reorganization will take place after the close of business on or about August 8, 2025 (the “Reorganization Date”). After the Reorganization Date, shareholders of the Merging Fund will become shareholders of the Surviving Fund.

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date and for 30 days thereafter, you may transfer amounts allocated to the subaccount that invests in the Merging Fund to any other available subaccount or to any available Fixed Account. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” section of your most recent Contract prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.

On the Reorganization Date. Your investment in the subaccount that invests in Class ADV of Merging Fund will automatically be reallocated to and become an investment in the subaccount that invests in Class ADV of the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invests in the Merging Fund will be automatically allocated to the subaccount that invests in Class ADV of the Surviving Fund. Please note that gross fund expenses of  Class ADV of the Surviving Fund are less than the gross fund expenses of Class ADV of the Merging Fund.

2.
The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the VY® T. Rowe Price Growth Equity Portfolio.

On May 15, 2025, the VY® T. Rowe Price Growth Equity Portfolio’s Board approved a proposal to reorganize the VY® T. Rowe Price Growth Equity Portfolio (the “Merging Fund”) with and into the Voya Large Cap Growth Portfolio (the “Surviving Fund”)(the “Reorganization”). Subject to shareholder approval, it is expected that the Reorganization will take place after the close of business on or about November 21, 2025 (the “Reorganization Date”). After the Reorganization Date, shareholders of the Merging Fund will become shareholders of the Surviving Fund (a series of Voya Investors Trust).

Voluntary Transfers Before the Reorganization Date. Prior to the Applicable Reorganization Date and for 30 days thereafter, you may transfer amounts allocated to the subaccount that invests in a Merging Fund to any other available subaccount or to any available Fixed Account. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” section of your most recent Contract prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.

On the Reorganization Date. Your investment in the subaccount that invests in Class ADV of Merging Fund will automatically be reallocated to and become an investment in the subaccount that invests in Class ADV of the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invests in the Merging Fund will be automatically allocated to the subaccount that invests in Class ADV of the Surviving Fund. Please note that gross fund expenses of  Class ADV of the Surviving Fund are greater than the gross fund expenses of Class ADV of the Merging Fund.

Review your Allocation Elections.

In light of these fund Reorganizations, you should consider whether an investment in the Surviving Funds is appropriate for you, given your personal investment objectives and risk characteristics. After the applicable Reorganization Dates, you may transfer amounts allocated to the subaccount that invests in the applicable Surviving Fund to any other available subaccount or to any available Fixed Account. For 30 days after the applicable Reorganization Date there will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” section of your most recent Contract prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271, (800) 366-0066.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:
Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.